BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock Capital Appreciation Fund, Inc.

BlackRock Funds II
BlackRock Core Bond Portfolio
BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Bond Portfolio

BlackRock Municipal Bond Fund, Inc.
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 25, 2013 to the
BlackRock Shares Prospectus of each Fund

Effective immediately, the BlackRock Shares Prospectus of each Fund is amended as set forth below:

The chart in the section entitled “Fund Overview — Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

BlackRock Shares
Minimum Initial Investment

•    $5,000,000 for institutions and individuals;

•    There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans;

•    BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

Minimum Additional Investment	There is no minimum amount for additional investments.

The “BlackRock Shares” chart in the section entitled “Account Information — How to Choose the Share Class that Best Suits Your Needs” is amended to delete the rows captioned “Availability” and “Minimum Investment” and to replace them with the following:

BlackRock Shares
Availability	BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and certain employer-sponsored retirement plans. For these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Minimum Investment

•    $5,000,000 for institutions and individuals.

•    There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain employer-sponsored retirement plans.

•    BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

The last sentence of the second paragraph in the section “Account Information — Fund’s Rights — Note on Low Balance Accounts” is deleted and replaced with the following:

This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

The last sentence of the third paragraph in the section “Account Information — Fund’s Rights — Note on Low Balance Accounts” is deleted and replaced with the following:

This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Shareholders should retain this supplement for future reference.

PRO-BLK-0613SUP